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                                                                   EXHIBIT 10.22

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                                FIRST AMENDMENT
                          Dated as of August 28, 1996

                                    to the

                          SECOND AMENDED AND RESTATED
                        CREDIT AND GUARANTEE AGREEMENT



                                     among


                              VDK HOLDINGS, INC.,
                             VAN DE KAMP'S, INC.,


                         THE LENDERS PARTIES THERETO,



                                      and


                           THE CHASE MANHATTAN BANK,
                                   as Agent


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          FIRST AMENDMENT, dated as of August 28, 1996 (this "First Amendment"), among: (i) VDK HOLDINGS, INC., a Delaware corporation ("Holdings"); (ii) VAN DE KAMP'S, INC., a Delaware corporation (the "Borrower"); (iii) the several lenders and other financial institutions listed on the signature pages of this First Amendment (individually, a "Lender", and collectively, the "Lender") and (iv)
THE CHASE MANHATTAN BANK, a New York banking corporation (as successor to The Chase Manhattan Bank, N.A.), as Agent, amending the Second Amended and Restated Credit and Guarantee Agreement, dated as of July 9, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among the Borrower, Holdings, the Lenders and the Agent.

                             W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the Borrower has requested the Lenders to agree to amend the Credit Agreement to, among other things, correct certain calculation periods for financial covenants of the Borrower, and change certain provisions thereof as set forth in this First Amendment;

          WHEREAS, the Lenders are willing to agree to the amendments requested by the Borrower;

          NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

          SECTION 1.  DEFINITIONS.

          1.1 Defined Terms. Unless otherwise defined herein and except as set forth in this First Amendment, terms defined in the Credit Agreement are used herein as therein defined.

          SECTION 2.  AMENDMENT OF CREDIT AGREEMENT.

          2.1 Amendments to Subsection 8.1. (a) Paragraph (b) of subsection 8.1 of the Credit Agreement is hereby amended by deleting the second proviso therefrom and substituting therefor the following:

          provided further, that, for the three-month period ending on June 30, 1996, the ratio of the sum of Consolidated EBITDA to Consolidated
          Fixed Charges shall be calculated with respect to the nine-month period ended on such date and for the three-month periods ending on September 30, 1996, December 31, 1996 and March 31, 1997, the ratio of the sum of Consolidated EBITDA to Consolidated Fixed Charges shall be calculated with respect to the three-month, six-month and nine-month periods ended on such dates, respectively.
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                                                                               2


          (b) Paragraph (c) of subsection 8.1 of the Credit Agreement is hereby amended by deleting the proviso therefrom and substituting therefor the following:

          provided, that, for the three-month period ending on June 30, 1996, the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense shall be calculated with respect to the nine-month period ended on such date and for the three-month periods ending on September 30, 1996, December 31, 1996 and March 31, 1997, the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense shall be calculated with respect to the three-month, six-month and nine-month periods ended on such dates, respectively.

          SECTION 3.  MISCELLANEOUS.

          3.1 Effectiveness. The amendments provided for herein shall become effective as of August 28, 1996 (the "Effective Date") upon the satisfaction of the following condition precedent:

          (a) the Administrative Agent shall have received counterparts of this First Amendment, duly executed and delivered by the Borrower, Holdings and the Required Lenders.

          3.2 Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 5 of the Credit Agreement; provided that each reference in such Section 5 to "this Agreement" shall be deemed to be a reference both to this First Amendment and to the Credit Agreement as amended by this First Amendment.

          3.3 Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

          3.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

          3.5 Counterparts. This First Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          3.6 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                                                                               3


          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                              VDK HOLDINGS, INC.


                              By:  /s/ Jamie B. Ardrey
                                  -------------------------------------
                                  Title:  Executive Vice President

                              VAN DE KAMP'S, INC.


                              By:  /s/ Jamie B. Ardrey
                                  -------------------------------------
                                  Title:  Executive Vice President


                              THE CHASE MANHATTAN BANK, as Agent
                              and as a Lender


                              By:  /s/ Marian N. Schulman
                                  -------------------------------------
                                  Title:  Attorney-in-Fact



                              BANQUE PARIBAS


                              By:  /s/ Lee S. Buckner
                                  -------------------------------------
                                  Title:  Group Vice President



                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              By:  /s/ W. Leroy Startz
                                  -------------------------------------
                                  Title:  First Vice President
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                                                                               4


                              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH


                              By: /s/ Ian Reece
                                  -------------------------------------
                                  Title:  Vice President and Manager

                              By: /s/ Dana W. Hemenway
                                  -------------------------------------
                                  Title:  Vice President


                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES


                              By: /s/ Nicholas Kalogeropoulos
                                  -------------------------------------
                                  Title:  Assistant Treasurer

                              By: /s/ Andrew K. Mittag
                                  -------------------------------------
                                  Title:  Vice President



                              FLEET NATIONAL BANK (successor in interest to Fleet Bank of Massachusetts, N.A.)


                              By: /s/ Kevin P. Cronin
                                  -------------------------------------
                                  Title:  Senior Vice President



                              HARRIS TRUST AND SAVINGS BANK


                              By: /s/ Glen Clark
                                  -------------------------------------
                                  Title:  Vice President
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                                                                               5


                              THE FIRST NATIONAL BANK OF BOSTON


                              By: /s/ C. Andrew Piculell
                                  -------------------------------------
                                  Title: Vice President


                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                              By: /s/ Anthony R. Clemente
                                  -------------------------------------
                                  Title: Authorized Signatory



                              PRIME INCOME TRUST


                              By: /s/ Rafael Scolari
                                  -------------------------------------
                                  Title: Vice President



                              VAN KAMPEN AMERICAN CAPITAL PRIME
                              RATE INCOME TRUST


                              By: /s/ Jeffrey W. Maillet
                                  -------------------------------------
                                  Title: Sr. Vice Pres.--
                                         Portfolio Manager


                              RESTRUCTURED OBLIGATIONS BACKED
                              BY SENIOR ASSETS, B.V.

                              By: Chancellor Senior Secured Management, Inc.
                                  as Portfolio Adviser


                              By: /s/ Christopher A. Bondy
                                  -------------------------------------
                                  Title: Vice President

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                                                                               6


                              STRATA FUNDING LTD.


                              By: /s/ Elizabeth Kearns
                                  -------------------------------------
                                  Title: Director



                              MERRILL LYNCH PRIME RATE PORTFOLIO

                              By: MERRILL LYNCH ASSET MANAGEMENT L.P.,
                              as Investment Adviser


                              By: /s/ Anthony R. Clemente
                                  -------------------------------------
                                  Title: Authorized Signatory



                              BANQUE NATIONALE DE PARIS


                              By: /s/ Mark Whitson
                                  -------------------------------------
                                  Title: Vice President



                              By: /s/ Pamela Lucash
                                  -------------------------------------
                                  Title: Assistant Treasurer



                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                              By: /s/ Henry R. Biedrzycki
                                  -------------------------------------
                                  Title: Vice President
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                                                                               7


                              FIRST BANK NATIONAL ASSOCIATION


                              By: /s/ Elliot J. Jaffe
                                  -------------------------------------
                                  Title: Vice President



                              MIDLAND BANK PLC


                              By: /s/ Martin Brown
                                  -------------------------------------
                                  Title: Director



                              NEW YORK LIFE INSURANCE COMPANY


                              By: /s/ Steven M. Benevento
                                  -------------------------------------
                                  Title: Assistant Vice President



                              PILGRIM AMERICA PRIME RATE TRUST


                              By: /s/ Michael J. Bacevich
                                  -------------------------------------
                                  Title: Vice President



                              SENIOR HIGH INCOME PORTFOLIO, INC.


                              By: /s/ Anthony R. Clemente
                                  -------------------------------------
                                  Title: Authorized Signatory
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                                                                               8


                              FEDERAL STREET PARTNERS


                              By: /s/ C. Andrew Piculell
                                  -------------------------------------
                                  Title: Vice President


                              SENIOR DEBT PORTFOLIO

                              By: BOSTON MANAGEMENT AND RESEARCH, as
                              Investment Advisor


                              By: /s/ Barbara Campbell
                                  -------------------------------------
                                  Title: Assistant Treasurer